DAVIS SERIES, INC.
                           124 East Marcy Street
                         Santa Fe, New Mexico 87501
                             1-800-279-0279


               NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                        TO BE HELD MARCH 25, 1997

     Enclosed are your Proxy Statement and Proxy for the special meeting (the "Special Meeting") of the shareholders of Davis Series, Inc. (the "Company") to be held at the office of the Fund, 124 East Marcy, Santa Fe, New Mexico on Tuesday, March 25, 1997, at 9:30 a.m. Mountain time, for the following purposes and to transact such other business as may properly come before the Special Meetings or any adjournment thereof:

     1. To consider approval of a sub-advisory agreement with Davis Selected Advisers-NY, Inc., an affiliate of the Adviser (the "Proposed Sub-Advisory Arrangement") (Item 1 in the Proxy Statement);

     2.  To consider the election of Christian R. Sonne, LeRoy E.
Hoffberger, Eugene Feinblatt and Jeremy H. Biggs as Directors of the Company. (Item 2 in the Proxy Statement).

     These proposals are described in the attached Proxy Statement, which should be read carefully. Only shareholders of record on February 21, 1997 will be entitled to vote at the Special Meeting.


                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       Eileen R. Street
                                       Secretary

March 3, 1997




SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON FEBRUARY 21, 1997 ARE ENTITLED TO VOTE AT THE SPECIAL MEETING. WHILE WE WOULD LIKE VERY MUCH TO HAVE EACH OF YOU AT THE SPECIAL MEETING, WE REALIZE THIS MAY NOT BE POSSIBLE. HOWEVER, WHETHER OR NOT YOU ATTEND THE SPECIAL MEETING, YOUR VOTE
IS IMPORTANT.

TO SECURE REPRESENTATION OF THE MOST SHARES POSSIBLE AND TO SAVE THE EXPENSE OF FURTHER MAILINGS, PLEASE MARK YOUR PREFERENCES, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE THE SPECIAL MEETING OR VOTE IN PERSON IF YOU ATTEND THE SPECIAL MEETING.



                             DAVIS SERIES, INC.
                          124 East Marcy Street
                         Santa Fe, New Mexico 87501
                              1-800-279-0279

                       ______________________________


                             PROXY STATEMENT
                              March 3, 1997


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Davis Series, Inc. (the "Board"), to be used at the Special Meeting of the shareholders of the Funds which will be held at 124 East Marcy Street, Santa Fe, New Mexico on Tuesday, March 25, 1997 at 9:30 a.m. Mountain Time and at any adjournment thereof, for the purposes set forth in the accompanying
Notice.

     This Proxy Statement and the accompanying Proxy are first being sent to shareholders of the Funds on or about March 3 1997. The expenses of preparing, printing and mailing the Notice, Proxy Statement and Proxy and of soliciting proxies and holding the Special Meeting will be borne by the Davis Selected Advisers, not the the Funds.

     Proxies are solicited by mail. Additional solicitations may be made by telephone, telegraph or personal contact by officers of the Selected Funds and by officers and employees of Davis Selected Advisers, (the "Manager") or its general partner. In addition, Shareholders
Communications Corporation or any agent appointed by the Adviser may assist in soliciting proxies for the meeting and will be paid a fee for such assistance plus out-of-pocket expenses (any such fees or expenses will be paid by Davis Selected Advisers; not the Funds). A Proxy which has been executed and returned may be revoked by any shareholder prior to the voting of the Proxy on any matter. Proxies may be revoked by voting in person at the Special Meetings or by writing to the Secretary of the Selected Funds at 124 East Marcy Street, Santa Fe, New Mexico 87501 at any time before the Special Meetings.

     Shares represented by Proxies that are executed and returned will be voted on all matters presented at the Special Meeting in accordance with the instructions contained therein. In the absence of any instructions, such shares will be voted for the approval of the Proposed Sub-Advisory Arrangement and for the election of Christian R. Sonne, LeRoy E.
Hoffberger, Eugene Feinblatt and Jeremy H. Biggs as directors of the Funds. If a broker indicates on a proxy that, as to certain shares, it does not have discretionary authority to vote on a particular matter, those shares will not be considered present and entitled to vote with respect to that matter. Abstentions will be treated as present for quorum purposes but as not voted for purposes of determining the approval of any matter submitted.
Any adjournment will be determined in a manner consistent with the shareholder votes on the foregoing proposals.

     As of the date of this Proxy Statement, the Board knows of no other matters to be brought before the Special Meeting. If, however, other matters are properly presented for consideration, Proxies not otherwise limited will be voted in accordance with the judgment of the persons named in the Proxy, acting pursuant to the discretionary authority contained therein.

     Shareholders of record at the close of business on February 21, 1997 (the "Record Date") will be entitled to vote at the Meeting or any adjournment thereof. The holders of a majority of the votes eligible to be cast at the close of business on the Record Date present in person represented by proxy will constitute a quorum for the Meeting. Each dollar of net asset value per share is entitled to one vote. As of record date, there were 3,594,685.246 shares outstanding of Davis Growth
Opportunity Fund, of which 1,555,155.987 shares are Class A with a net asset value of $20.56 per share, 2,039,529.259 shares are Class B with a net asset value of $20.17 per share. There were 7,141,019.137 shares outstanding of Davis Financial Fund, of which 6,255,568.242 shares are Class A with a net asset value of $19.96 per share, 885,450.895 shares are Class B with a net asset value of $19.77 per share. There were 3,888,689.974 shares outstanding of Davis Real Estate Fund, of which 2,025,170.830 shares are Class A with a net asset value of $21.78 per share, 1,012,871.403 shares are Class B with a net asset value of $21.70 per share, 850,647.741 shares are Class Y with a net asset value of $21.92 per share. There were 3,769,636.334 shares outstanding of Davis Convertible Securities Fund, of which 2,109,211.798 shares are Class A with a net asset value of $22.60 per share, 138,248.642 shares are Class B with a net asset value of $22.38 per share, 1,522,175.894 shares are Class Y with a net asset value of $22.67 per share. There were 5,194,380.824 shares outstanding of Davis Government Bond Fund, of which 3,032,897.122 shares are Class A with a net asset value of $5.77 per share, 2,161,483.702 shares are Class
B with a net asset value of $5.76 per share. There were 393,234,604.819 shares outstanding of Davis Government Money Market Fund, of which 388,565,923.379 shares are Class A with a net asset value of $1.00 per share, 3,974,543.170 shares are Class B with a net asset value of $1.00 per shares, 694,138.270 shares are Class C with a net asset value of $1.00 per share.


      ITEM 1:  CONSIDERATION OF THE PROPOSED SUB-ADVISORY ARRANGEMENT

     The Adviser and national distributor of the Funds is Davis Selected Advisers, L.P, located at 124 East Marcy Street, Santa Fe, New Mexico 87501. Its sole General Partner is Venture Advisers, Inc. Shelby M.C. Davis is the chief executive officer and controlling shareholder of the General Partner.

     Effective December 1, 1996, the Adviser entered into a
Sub-Advisory Agreement (the "Agreement") with Davis Selected Advisers
- NY, Inc. ("DSA-NY"), an affiliate of the Adviser, under which DSA-NY performs research and portfolio management functions for the Funds. The Agreement is set forth in full as Exhibit A hereto. This arrangement will not affect the Sub-Advisory Agreement between the Davis Growth
Opportunity Fund and Tanaka Capital Management.  Tanaka Capital
Management will continue to provide investment advisory services to the Fund and will continue receiving fees from the Adviser for such services. Graham Tanaka will continue to provide portfolio management services for the Growth Opportunity Fund.

     The Agreement was approved by the Board (including a majority of the directors who are not parties to the Agreement, have no financial interest in the Agreement and are not "interested persons" (as defined in the Investment Company Act of 1940) of any party to the Agreement (the "Independent Directors")) on July 29, 1996. The continuation of the Agreement beyond April 1, 1997 is subject to the affirmative vote of the holders of the lesser of: (i) 67% or more of the shares of each Fund present in person or represented by proxy at the Special Meetings if the holders of more than 50% of the outstanding shares of each Fund entitled to vote are present in person or represented by proxy or (ii) more than 50% of the outstanding shares of each Fund entitled to vote at the Special Meetings.

     Each Fund will vote separately with respect to the Proposed
Sub-Advisory Arrangement. In the event that the Proposed Sub-Advisory Arrangement is not approved as to any Fund, it will continue until April 1, 1997 and the Board will take such action as they deem advisable under the circumstances.

     Under the Agreement, DSA-NY performs research and portfolio management services as requested by the Adviser. DSA-NY is responsible for complying with stated policies and applicable laws, including compliance with the Adviser's Code of Ethics.

     In lieu of a sub-advisory fee, the Adviser will pay DSA-NY all reasonable direct and indirect costs associated with the maintenance of an office and the performance of the terms of the Agreement. All payments to DSA-NY will be made by the Adviser. Fees paid by the Funds will not be affected in any way.

     The Adviser is paid a fee based on each Funds' average daily net assets at an annual rate as follows:

     Davis Government Bond Fund: 0.50% of total net assets.

     Davis Government Money Market Fund: 0.50% on the first $250 million of average net assets, 0.45% on the next $250 million of net assets and 0.40% on assets over $500 million.

     All other Funds: 0.75% on the first $250 million of average net assets, 0.65% on the next $250 million of net assets and 0.55% on assets over $500 million.

     If approved, the Agreement will initially remain in effect for a period not exceeding two years. Thereafter, it continues in force yeartoyear provided that such continuance is approved by the Board of Directors, including a majority of the Independent Directors. The Agreement will terminate in the event of its assignment (as defined in the Investment Company Act of 1940) or in the event of the termination of the investment advisory agreement with the Adviser. It may be terminated, without penalty upon 60 days prior written notice by the Adviser by the Board of Directors, by majority vote of the shareholders or by DSA-NY. It will automatically terminate as to a Fund upon the termination of the Adviser's Advisory Agreement with the Fund.

     Under the Sub-Advisory Agreement, DSA-NY will not be subject to liability to the Funds or their shareholders for any act or omission in the course of, or connected with, rendering services under the Proposed Sub-Advisory Agreement, or for any losses that may be sustained in the purchase, holding or sale of any security, barring willful misfeasance, bad faith or gross negligence, or reckless disregard of obligations or duties.

     DSA-NY, a wholly-owned subsidiary of the Adviser, is a registered investment adviser organized in 1996. DSA-NY's offices are located in New York, New York. The Adviser's offices are located in Santa Fe, New Mexico. The Adviser and the Board believes it is advantageous to the Funds to have this Agreement, which will enable the Adviser, through DSA-NY, to attract additional, experienced personnel to perform services on behalf of the Funds but who desire to remain in the vicinity of New York City. The Boards of Directors of the other funds managed by the Manager (Davis New York Venture, Inc., Davis High Income Fund, Inc., Davis Tax-Free High Income Fund, Inc., Davis International Series, Inc., Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust) have approved identical agreements and the shareholders of such funds, with the exception of Davis New York Venture Fund, Inc., will be voting on the agreements at meetings held on the same day as the Special Meetings. The shareholders of Davis New York Venture Fund, Inc. voted to approve the Sub-Advisory Agreement on October 16, 1996. The proposal does not involve any changes in the investment objectives or policies of the Fund.

THE BOARD OF DIRECTORS RECOMMENDS
APPROVAL OF THE SUBADVISORY AGREEMENT

                  ITEM 2:  ELECTION OF DIRECTORS

     There are currently twelve directors, all of whom will serve until their respective successors are elected and qualify or until a director's earlier death, resignation, retirement or removal. Martin H. Proyect resigned from the Board effective October 15, 1996.

     At this Meeting, shareholders are being asked to vote on the election of four directors: Christian R. Sonne, LeRoy E. Hoffberger, Eugene Feinblatt and Jeremy H. Biggs. All of the other directors have already been elected by the shareholders. Mr. Sonne has served as a director since July 31, 1995; Mr. Hoffberger since March 18, 1991; Mr. Feinblatt since February 1,
1989 and Mr. Biggs since July 31, 1995.   Mr. Biggs has been the Chairman
of the Board since July 31, 1995.

     The Funds will vote for directors together. Directors are elected by a plurality of votes cast at the Meeting.

     The following table sets forth certain information as to each of the directors of the Company. All directors hold similar positions with Davis New York Venture Fund, Inc., Davis High Income Fund, Inc. and Davis Tax-Free High Income Fund, Inc., three other mutual funds managed by the Adviser. In addition, Mr. Davis is a Director of four other mutual funds managed by the Adviser: Davis International Series, Inc., Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust.

Current Directors:


                                                 SHARES
Name, Date of Birth and Business                OWNED AS                % OF FUND
Experience During the Past 5 Years             OF 1/31/97                  OWNED
---------------------------------------------------------------------------------
Shelby M.C. Davis 03/20/37<F1>                DGOF=       31,193.486      2.006
Employee of Capital Ideas, Inc. (financial    DS-FF=      36,455.725      0.583
consulting firm); Director, Chief Executive   DS-REF=      6,001.187      0.296
Officer and Chairman, Venture Advisers,       DS-CSF=     19,779.605      0.938
Inc.; Consultant to Fiduciary Trust           DS-GBF=         -0-          -0-
Company International; Director, Shelby       DS-GMMF=12,007,201.090      3.090
Cullom Davis Financial Consultants, Inc.;
Shareholder of 98% of Venture Advisers, Inc.

Wesley E. Bass, Jr. (8/21/31)                 DGOF=          716.866     0.046
President, Bass & Associates (Financial       DS-FF=        3,392.88    20.054
Consulting Firm); formerly, First Deputy      DS-REF=         -0-         -0-
City Treasurer, City of Chicago, and          DS-CSF=        664.854     0.032
Executive Vice President, Chicago             DS-GBF=          -0-        -0-
Title and Trust Company.                      DS-GMMF=     1,007.950     0.000

Marc P. Blum (9/9/42)                         DGOF=        1,143.152     0.074
Chief Executive Officer, World Total Return   DS-FF=     136,844.381     2.188
Fund, L.P. (a private investment fund);       DS-REF=        587.028     0.029
Member,Gordon, Feinblatt, Rothman, Hoffberger DS-CSF=     14,283.343     0.677
and Hollander, LLC (attorneys); Director,     DS-GBF=      1,529.049     0.050
 Mid-Atlantic Realty Trust.                   DS-GMMF      1,069.330     0.000

Jerry D. Geist (5/23/34)                      DGOF=          380.543     0.024
Chairman, Santa Fe Center Enterprises;        DS-FF=       1,402.764     0.022
President and Chief Executive Officer,        DS-REF=        691.355     0.034
Howard Energy International Utilities;        DS-CSF=        682.410     0.032
Directors, CH2M Hill, Inc.; Retired           DS-GBF=        236.703     0.008
Chairman and President, Public Service        DS-GMMF=     1,034.590     0.000
Company of New Mexico.

D. James Guzy (3/7/36)                        DGOF=        8,665.299     0.557
Chairman, PLX Technology, Inc.                DS-FF=           -0-        -0-
(manufacturer of semi-conductor circuits);    DS-REF=          -0-        -0-
Director, Intel Corp. (manufacturer of        DS-CSF=          -0-        -0-
semi-conductor circuits), Cirrus  Logic Corp. DS-GBF=        432.812     0.014
(manufacturer of semi-conductor circuits)     DS-GMMF=         -0-        -0-
and Alliance Technology Fund (a mutual fund).

G. Bernard Hamilton (3/18/37)                 DGOF=          297.129     0.019
Managing General Partner, Avanti Partners,    DS-FF=       3,771.043     0.060
L.P.                                          DS-REF=        137.246     0.007
                                              DS-CSF=        955.085     0.045
                                              DS-GBF=          -0-         -0-
                                              DS-GMMF=       686.330     0.000


Lawrence W. Levine (4/9/31)                   DGOF=        4,027.592     0.259
Partner, Bigham, Englar, Jones and Houston    DS-FF=       2,817.330     0.045
(attorneys);  United States Counsel to        DS-REF=         -0-          -0-
Aerolineas Argentina; Director of various     DS-CSF=      2,776.762     0.132
private companies.                            DS-GBF=      3,607.631     0.119
                                              DS-GMMF=        -0-          -0-


Edwin R. Werner (4/1/22)                      DGOF=       53,194.899     3.421
President, The Estate at North Hills          DS-FF=       5,428.783     0.087
New York; formerly, Chairman and CEO,         DS-REF=          -0-         -0-
Empire Blue Cross and Blue Shield of          DS-GBF=      3,298.682     0.109
New York.                                     DS-GMMF=    48,736.010     0.013


Directors Being Considered for Election

Christian R. Sonne (5/6/36)                   DGOF=          -0-          -0-
General Partner of Tuxedo Park Associates     DS-FF=         -0-          -0-
(a land holding and development firm);        DS-REF=        -0-          -0-
President and Chief Executive Officer of      DS-CSF=        -0-          -0-
Mulford Securities Corporation (a private     DS-GBF=     11,330.253     0.374
investment fund) until 1990; formerly,        DS-GMMF=     2,402.600     0.001
Vice President of Goldman Sachs & Company
(investment banking).


LeRoy Hoffberger (6/8/25)                     DGOF=          487.498     0.031
Of Counsel to Gordon, Feinblatt, Rothman,     DS-FF=       2,809.524     0.045
Hoffberger and Hollander, LLC  (attorneys);   DS-REF=         75.137     0.004
Chairman, Mid-Atlantic Realty Trust;          DS-CSF=        401.676     0.019
Director and President,  CPC, Inc. (a real    DS-GBF=        739.466     0.024
estate company); Director and Vice President, DS-GMMF=     1,000.000     0.000
Merchant  Terminal Corporation; formerly,
Director of Equitable Bancorporation,
Equitable  Bank and Maryland National Bank;
and formerly, Director and President,
O-W Fund, Inc. (a private investment fund).

Eugene M. Feinblatt (10/28/19)                DGOF=          744.379     0.048
Of Counsel to Gordon, Feinblatt, Rothman,     DS-FF=      11,346.129     0.181
Hoffberger and Hollander, LLC (attorneys).    DS-REF=        498.100     0.025
                                              DS-CSF=      1,636.093     0.078
                                              DS-GBF=      1,333.000     0.044
                                              DS-GMMF=     9,876.310     0.003


Jeremy Biggs (8/16/35)<F1>                    DGOF=        2,538.445     0.163
Consultant to the Adviser; Director,          DS-FF=      12,953.224     0.207
Van Eck Funds; Vice Chairman,  Head of        DS-REF=      3,433.577     0.170
Equity Research Department, Chairman of       DS-CSF=      6,187.381     0.293
the U.S. Investment Policy Committee and      DS-GBF=         -0-         -0-
member of the International Investment        DS-GMMF=        -0-         -0-
Committee of Fiduciary Trust Company
International.
______________

<F1>     The directors considered by the Funds to be "interested persons" of the Funds, as defined in the Investment Company Act of 1940, are each noted above by a single asterisk. Messrs. Davis and Biggs are "interested persons" because of their positions with the Funds and their affiliations with and stock ownership in the sole general partner of the Fund's Adviser. The other directors are hereinafter referred to as the "Noninterested Directors."

     As of February 21, 1997, the Fund's directors and officers as a group were deemed to beneficially own

     (i) 54,692.228 shares of Davis Growth Opportunity Fund, constituting approximately 3.517% of such Fund.

    (ii) 639,956.619shares of Davis Financial Fund, constituting approximately 10.230% of such Fund.

   (iii) 225,768.141 shares of Davis Real Estate Fund, constituting approximately 11.148% of such Fund.

    (iv) 162,609.644 shares of Davis Convertible Securities Fund, constituting approximately 7.709% of such Fund.


     (v) 22,507.596 shares of Davis Government Bond Fund, constituting approximately 0.742% of such Fund.

    (vi) 21,656,128.580 shares of Davis Government Money Market Fund, constituting approximately 5.573% of such Fund.


                   OTHER INFORMATION REGARDING DIRECTORS

Directors' Compensation Schedule
     During the fiscal year ended December 31, 1996, the compensation paid to the non-interested directors was as follows:


                              Fund             Total Complex
Name                     Compensation           Compensation
------------------------------------------------------------
Wesley E. Bass             $10,250               $26,750
Marc P. Blum               $10,100               $26,050
Eugene M. Feinblatt         $9,050               $23,300
Jerry D. Geist              $9,000               $23,050
D. James Guzy              $10,150               $26,200
G. Bernard Hamilton         $9,050               $23,200
LeRoy E. Hoffberger        $10,100               $26,000
Laurence W. Levine          $9,100               $23,500
Christian R. Sonne         $10,100               $26,050
Edwin R. Werner            $10,050               $25,700

     Complex compensation is the aggregate compensation paid, for services as a director, by all mutual funds with the same investment adviser.

     During the last fiscal year, the Board of Directors held four meetings. The Board of Directors has an Audit Committee, whose current members are Mr. Bass, Mr. Blum, Mr. Feinblatt, Mr. Levine, Mr. Guzy, Mr. Hoffberger and Mr. Sonne. The functions of the Committee include (i) making recommendations to the Board of Directors as to which firm of independent public accountants will be selected by the Board of Directors (subject to shareholder ratification); (ii) meeting with the auditors and reviewing the methods, scope and results of audits and the fees charged; and (iii) reviewing the adequacy of the Fund's internal accounting procedures and controls. The Audit Committee met once in the Fund's last fiscal year.


MISCELLANEOUS

Certain shareholders of the funds

Davis Financial Fund:

     As of the Record Date, Shelby Cullom Davis &Co., 609 5th Avenue Fl. 11, New York, NY 10017 held 2,870,734.9920 shares of Davis Financial
Fund Class A, constituting 45.89% of such Fund's total outstanding shares.

     As of the Record Date, Christopher C. Davis, 9 East 81st Street, New York, NY 10028 held 391,490,7370 shares of Davis Financial Fund Class A, constituting 6.26% of such Fund's total outstanding shares.

     As of the Record Date, MLPF&S, 4800 Deerlake Drive East 3rd Fl., Jacksonville, Fl 32246 held 442,882.6740 shares of Davis Financial Fund Class B, constituting 50.02% of such Fund's total outstanding shares.


Davis Real Estate Fund:

      As of the Record Date, Shelby Cullom Davis &Co., 609 5th Avenue Fl. 11, New York, NY 10017 held 216,365.4900 shares of Davis Real Estate
Fund Class A, constituting 10.68% of such Fund's total outstanding shares.

     As of the Record Date, MLPF&S, 4800 Deerlake Drive East 3rd Fl., Jacksonville, Fl 32246 held 119,244.3280 shares of Davis Real Estate
Fund Class A, constituting 5.89% of such Fund's total outstanding shares.

     As of the Record Date, Christopher C. Davis, 9 East 81st Street, New York, NY 10028 held 192,119.0040 shares of Davis Real Estate Fund Class A, constituting 9.49% of such Fund's total outstanding shares.

     As of the Record Date, MLPF&S, 4800 Deerlake Drive East 3rd Fl., Jacksonville, Fl 32246 held 1,212,604.3350 shares of Davis Real Estate Fund Class B, constituting 9.49% of such Fund's total outstanding shares.

     As of the Record Date, Currie and Co, P.O. Box 3199, Church Street Station, New York, NY 10008 held 849,869.2960 shares of Davis Real
Estate Fund Class Y, constituting 99.91% of such Fund's total outstanding shares.

Davis Convertible Securities Fund:

     As of the Record Date, Shelby Cullom Davis &Co., 609 5th Avenue Fl. 11, New York, NY 10017 held 1,109,093.9760 shares of Davis Convertible Securities Fund Class A, constituting 52.58% of such Fund's total outstanding shares.

     As of the Record Date, MLPF&S, 4800 Deerlake Drive East 3rd Fl., Jacksonville, Fl 32246 held 11,736.0000 shares of Davis Real Estate Fund Class B, constituting 8.49% of such Fund's total outstanding shares.

     As of the Record Date, Prudential Securitries Inc., Newport Beach, CA 92660 held 8,195.0000 shares of Davis Real Estate Fund Class B, constituting 5.93% of such Fund's total outstanding shares.

     As of the Record Date, Currie and Co, P.O. Box 3199, Church Street Station, New York, NY 10008 held 1,490,671.8940 shares of Davis Real Estate Fund Class Y, constituting 97.93% of such Fund's total outstanding shares.

Davis Government Money Market Fund:

     As of the Record Date, Shelby Cullom Davis &Co., 609 5th Avenue Fl. 11, New York, NY 10017 held 25,057.012.4100 shares of Davis Convertible Securities Fund Class A, constituting 6.45% of such Fund's total outstanding shares.

     As of the Record Date, The Bank of New York TRS for Shelby Cullom Davis, One Wall Street, New York, NY 10005 held 3000,000,000.0000 shares of Davis Convertible Securities Fund Class A, constituting 77.21% of such Fund's total outstanding shares.

     As of the Record Date, Leo W. Stout, 6 Beacon Avenue, Albany, NY 12203 held 489,389.5600 shares of Davis Convertible Securities Fund Class B, constituting 12.31% of such Fund's total outstanding shares.

     As of the Record Date, Gregory R. McQueen, 799 Sixth Street Apt. A-14, Los Alamos, NM 87544 held 97,423.1800 shares of Davis
Convertible Securities Fund Class C, constituting 14.04% of such Fund's total outstanding shares.

     As of the Record Date, Raymond James & Assoc. Inc. CSDN, 3881 Coachella R., St Louis, MO, 63125 held 70,609.2400 shares of Davis Convertible Securities Fund Class C, constituting 10.17% of such Fund's total outstanding shares.

     As of the Record Date, Gary J. Sullivan, 6281 Via De Adrianna, San Jose, CA 95120 held 70,140.2900 shares of Davis Convertible Securities Fund Class C, constituting 10.10% of such Fund's total outstanding shares.

     As of the Record Date, Prudential Securities FBO Joellen Brown, 926 North Atlantic Drive, Lantana, FL 33462 held 442,812.5900 shares of Davis Convertible Securities Fund Class B, constituting 6.17% of such Fund's total outstanding shares.

     As of the Record Date, Philip T. Klotz, 12631 Waterspout Ct, Owings Mills, MD 21117 held 35,793.3800 shares of Davis Convertible Securities Fund Class C, constituting 5.16% of such Fund's total outstanding shares.

Shareholder Meetings

     The Funds are not required to hold annual shareholder meetings but do hold special meetings as required or deemed desirable. Since regular meetings of shareholders are not held, the anticipated date of the next shareholder meetings cannot be provided. Any shareholder proposal which may properly be included in the proxy solicitation material for a shareholder meeting must be received by a Fund within a reasonable time prior to the date proxy statements are mailed to shareholders. Submission of a proposal, however, does not guarantee its inclusion for consideration at a meeting since certain requirements under the federal securities laws apply.


Other matters

     The Boards know of no matters which are to be brought before the 1997 Special Meeting other than as set forth above. However, if any other matters properly come before the 1997 Special Meeting, the persons named in the enclosed form of proxy intend to vote such proxy with their best judgment on such matters.




Shareholder report

     A shareholder may, without charge, receive a copy of the Annual Report for the fiscal year ended December 31, 1996 by calling toll free 18002790279 or writing to the Funds at the address noted above.



                                                                 EXHIBIT A




Re: SubAdvisory Agreement for Davis Series, Inc.

     This is to confirm that Davis Selected Advisers, L.P. (the "Adviser") is retaining Davis Selected Advisers - NY, Inc. ("DSA-NY") as investment subadviser for the portfolios of Davis Series, Inc. (the "Fund").

     The terms and conditions of your retention are as follows:

1. DSA-NY shall act as an investment subadviser for the Fund and will provide such investment management and research services as the Adviser shall request subject to the general supervision of the Board of Directors of the Fund, Davis Selected Advisers, L.P. (the "Adviser") and to any applicable provisions as in effect from time to time of (a) the Articles of Incorporation and Bylaws of the Fund, (b) the prospectus, statement of additional information and other information set forth in the Fund's registration documents under the Securities Act of 1933 and the Investment Company Act of 1940 ("1940 Act"), including any supplements thereto, (c) the Investment Advisory Agreement between the Adviser and the Fund (the "Investment Advisory Agreement"), the Adviser's and the Fund's Code of Ethics and (d) any additional policies or guidelines established by the Fund's Board of Directors or the Adviser. DSA-NY acknowledges receipt of copies of the above documents as in effect on the date of acceptance of this letter. The Adviser agrees that it will promptly deliver to DSA-NY any amendments, changes or additions of or to these documents.

2. DSA-NY agrees that all securities transactions will conform to (a) the stated objectives and policies of the Fund, (b) the brokerage policies set forth in the Investment Advisory Agreement (which are hereby incorporated by reference herein) and the registration documents, and (c) those investment and brokerage policies or guidelines directed by the Board of Directors of the Fund, any committee thereof and the Adviser.

3. DSA-NY shall be an independent contractor. Unless otherwise expressly provided or authorized hereunder, or by the Board of Directors of the Fund, DSA-NY shall have no authority to represent the Fund or the Adviser in any way or otherwise be an agent of the Adviser or the Fund, except with regard to the execution of securities transactions on behalf of the Fund with registered broker/dealers, including broker/dealers affiliated with the Adviser, provided transactions with affiliated broker/dealers comply with Rule 17e1 of the 1940 Act.

4. DSA-NY shall provide the Adviser with any reports, analyses or other documentation the Adviser requests including those related to placement of security transactions, its administrative responsibilities and its responsibility to monitor compliance with stated investment objectives, policies and limitations and the investment performance of the Fund.
DSA-NY agrees, directly or through an agent, to provide daily information in respect to any portfolio transactions of the Fund to the Adviser. DSA-NY agrees to provide all documentation reasonably required by the Adviser to maintain the Fund's accounting records in accordance with the 1940 Act and the Investment Advisers Act of 1940 and the regulations issued thereunder, and to preserve copies of all documents and records related to asset transactions, positions and valuations related to the Fund in the manner and for the periods prescribed by such regulations. DSA-NY further agrees that all documents and records it maintains relating to the Fund, are the property of the Fund and will be surrendered to the Adviser or the Fund upon the request of either. DSA-NY agrees to provide information and to allow inspection of such documents and records at reasonable times by any authorized representative of the Adviser, the Fund's Board of Directors or any committee thereof, the Fund's independent public accountants or appropriate regulatory authorities. DSA-NY shall provide to the Adviser a copy of its Form ADV as filed with the SEC and as amended from time to time and a written list of persons DSA-NY has authorized to give written and/or oral instructions to the Adviser and the Fund custodian.

5. DSA-NY agrees to make its personnel who are engaged in activities on behalf of the Fund available at reasonable times for consultations with the Adviser's personnel and the Fund's Board of Directors or any committee thereof, including attendance at their meetings, wherever situated. In addition, personnel of DSA-NY, at the request of the Adviser, will attend other meetings to be scheduled at mutually convenient times.

6. DSA-NY agrees to provide all office facilities, equipment and personnel needed for carrying out its duties hereunder at its own expense. In addition, DSA-NY shall, if requested by the Adviser or the Fund, employ at its own expense and subject to the prior written approval of the Adviser which approval shall not be unreasonably withheld (i) a public auditing firm, (ii) attorneys and (iii) such other professional staff as in the sole discretion of the Adviser are necessary to assure the fulfillment of the terms and conditions of this agreement.

7. It is agreed that DSA-NY's services are not to be deemed exclusive and DSA-NY shall be free to render similar services or other services to others provided that (i) its services hereunder are not impaired and are not in violation of federal or state securities laws and (ii) that it shall not provide services to any registered investment company other than the Fund or other investment companies managed by the Adviser without the Adviser's prior express written permission.

8. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties hereunder, DSA-NY, its officers, directors and employees shall not be subject to liability for any act or omission in the cause of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. In the event of any claim, arbitration, suit, or administrative proceedings in which DSA-NY or the Adviser is a party and in which it is finally determined that there is liability or wrongdoing by only one of us, the party liable or found to be the wrongdoer shall pay for all liability and expenses of such claim or proceeding including reasonable attorneys' fees. If it is determined that there is liability or wrongdoing by both or none of us, then each shall pay their own liability and expenses. In the event of any settlement of any such claim, arbitration, suit or proceeding before final determination by a court or arbitrator(s), the liability and expenses shall be assumed as agreed between the parties, but if there is no agreement within thirty (30) days of such settlement, then the assumption of liability and expenses shall be settled by arbitration, in accordance with the then applicable rules of the American Arbitration Association. Judgment upon the award rendered by the arbitrator shall be final and binding and may be entered in any court having jurisdiction. The parties shall pay for their own costs and expenses in respect to any such arbitration and such costs may be included in the arbitrator's award.

9. As investment subadviser, DSA-NY understands that it will be responsible for complying with all provisions of applicable law, including the 1940 Act, the Investment Advisers Act of 1940, and the Insider
Trading and Securities Fraud Enforcement Act of 1988 and all rules and regulations thereunder. DSA-NY agrees to adopt and comply with the "Code of Ethics of and for Davis Selected Advisers, L.P. and the Companies For Which It Acts As Investment Adviser" as in effect from time to time and to keep in effect a policy and supervisory procedures designed to prevent insider trading.

10. The parties acknowledge that DSA-NY is controlled by or under common control with the Adviser. The Adviser shall pay DSA-NY all reasonable direct and indirect costs associated with the maintenance of an office and the performance of the terms of this Agreement. The Adviser shall also reimburse expenses expressly approved for reimbursement by the Adviser. Payment for DSA-NY's services and reimbursement of expenses approved by the Adviser shall be made monthly, in arrears, by the 15th day of the following month.

11. This Agreement shall become effective on the later of December 1, 1996 or the first business day after the date this Agreement is approved in accordance with the 1940 Act (provided that it is reflected in an effective posteffective amendment under the Securities Act of 1933 and the 1940 Act). Unless sooner terminated as hereunder provided, it shall initially remain in effect for a period not exceeding two years. Thereafter, subject to the termination provisions herein, this Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved at least annually in the manner required by the 1940 Act; provided, however, that if the continuation of this Agreement is not approved, DSA-NY may continue to serve in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

12. This Agreement shall automatically terminate immediately in the event of its assignment (except as otherwise permitted by the 1940 Act or rules thereunder) or in the event of the termination of the Investment Advisory Agreement. This Agreement may be terminated without payment of any penalty at any time (a) upon sixty (60) days' written notice to DSA-NY by the Adviser or upon such sixty (60) days' written notice to DSA-NY by the Fund pursuant to action by its Board of Directors or by the vote of a majority of the outstanding voting securities of the Fund, or (b) upon sixty (60) days' written notice by DSA-NY to the Adviser. The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meaning set forth in the 1940 Act and the rules and regulations thereunder. Termination of this Agreement shall not affect DSA-NY's right to receive payments on any unpaid balance of the compensation earned and reimbursable expenses incurred prior to such termination. Upon receipt of notification of termination as provided above DSA-NY shall immediately cease all activities in connection with the Fund except as otherwise directed by the Adviser.

13. DSA-NY agrees that it shall abide by the terms of the agreement of the Adviser with the Fund as to the names of the Fund and the Adviser and shall not use the name of the Adviser or the Fund without the prior written consent of the Adviser or the Fund.

14. If any provisions of this Agreement shall be held or made invalid by a court decision, statute or rule or otherwise, the remainder shall not be thereby affected.

15. This Agreement shall be construed according to the laws of the State of New Mexico. It may be executed in counterparts each of which shall be deemed an original and all of which together shall constitute one and the same agreement.

     If the foregoing terms and conditions are acceptable to you, please acknowledge in the space provided. Upon your acceptance, the retention and the mutual obligations in respect thereto shall be effective as provided herein.







Sincerely,

Davis Selected Advisers, L.P.
By Venture Advisers, Inc.,
      General Partner



By:---------------------------------

Its:--------------------------------


Accepted and Approved this 1st day of December, 1996



Davis Selected Advisers - NY, Inc.


By:---------------------------------

Its:--------------------------------

               DAVIS GROWTH OPPORTUNITY FUND

           Proxy Solicited on Behalf of the Board of Directors

      The undersigned acknowledges receipt of the Proxy Statement and hereby appoints Carl Luff, Eileen Street, Andrew Davis and each of them, the proxies of the undersigned with full power of substitution to vote at the Special Meeting of Shareholders of Davis Growth Opportunity Fund to be held at 124 East Marcy Street, Santa Fe, New Mexico on Tuesday, March 25, 1997 at 10:00 A.M. Mountain time, and at any adjournments thereof, all of said fund's shares the undersigned is entitled to vote as follows:

      This proxy will be voted as specified herein. If no specification is made, it will be voted FOR the proposals.

1.                                    PROPOSED SUB-ADVISORY AGREEMENT.

    FOR               AGAINST           ABSTAIN




2.                                    ELECTION OF CHRISTIAN R. SONNE, LeROY E.
                                      HOFFBERGER, EUGENE FEINBLATT AND JEREMY
                                      H. BIGGS

    FOR               AGAINST           ABSTAIN



TO VALIDATE YOUR PROXY, THIS CARD MUST BE PROPERLY SIGNED AND
DATED ON REVERSE SIDE AND RETURNED.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD, USING THE
ENCLOSED ENVELOPE.

                                     Date:_____________________________, 1997



                                     ________________________________________
                                          Signature


                                     ________________________________________
                                          Signature

                                                        NOTE:  Signature(s)
                                         should match name(s) as printed on this
                                         proxy.  If shares are held in name of
                                         custodian for a minor or as trustee,
                                         executor, or administrator, this proxy
                                         must be signed by such custodian,
                                         trustee, executor or administrator, as
                                         the case may be.  Please indicate
                                         such fiduciary title.



                         DAVIS GOVERNMENT BOND FUND

             Proxy Solicited on Behalf of the Board of Directors

      The undersigned acknowledges receipt of the Proxy Statement and hereby appoints Carl Luff, Eileen Street, Andrew Davis and each of them, the proxies of the undersigned with full power of substitution to vote at the Special Meeting of Shareholders of Davis Government Bond Fund to be held at 124 East Marcy Street, Santa Fe, New Mexico on Tuesday, March 25, 1997 at 10:00 A.M. Mountain time, and at any adjournments thereof, all of said fund's shares the undersigned is entitled to vote as follows:

      This proxy will be voted as specified herein. If no specification is made, it will be voted FOR the proposals.

1.                             PROPOSED SUB-ADVISORY AGREEMENT.

    FOR               AGAINST           ABSTAIN




2.                             ELECTION OF CHRISTIAN R. SONNE, LeROY E.
                               HOFFBERGER, EUGENE FEINBLATT AND JEREMY H.
                               BIGGS

    FOR               AGAINST           ABSTAIN



TO VALIDATE YOUR PROXY, THIS CARD MUST BE PROPERLY SIGNED AND
DATED ON REVERSE SIDE AND RETURNED.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD, USING THE
ENCLOSED ENVELOPE.


                                      Date:_____________________________, 1997



                                      ________________________________________
                                            Signature


                                      ________________________________________
                                            Signature

                                                     NOTE:  Signature(s)
                                           should match name(s) as printed on
                                           this proxy.  If shares are held in
                                           name of custodian for a minor or as
                                           trustee, executor, or administrator,
                                           this proxy must be signed by such
                                           custodian,trustee, executor or
                                           administrator, as the case may be.
                                           Please indicate such fiduciary title.

                       DAVIS GOVERNMENT MONEY MARKET FUND

               Proxy Solicited on Behalf of the Board of Directors

      The undersigned acknowledges receipt of the Proxy Statement and hereby appoints Carl Luff, Eileen Street, Andrew Davis and each of them, the proxies of the undersigned with full power of substitution to vote at the Special Meeting of Shareholders of Davis Government Money Market
Fund to be held at 124 East Marcy Street, Santa Fe, New Mexico on
Tuesday, March 25, 1997 at 10:00 A.M. Mountain time, and at any adjournments thereof, all of said fund's shares the undersigned is entitled to vote as follows:

      This proxy will be voted as specified herein. If no specification is made, it will be voted FOR the proposals.

1.                                 PROPOSED SUB-ADVISORY AGREEMENT.

    FOR               AGAINST           ABSTAIN




2.                                 ELECTION OF CHRISTIAN R. SONNE, LeROY E.
                                   HOFFBERGER, EUGENE FEINBLATT AND JEREMY H.
                                   BIGGS

    FOR               AGAINST           ABSTAIN



TO VALIDATE YOUR PROXY, THIS CARD MUST BE PROPERLY SIGNED AND
DATED ON REVERSE SIDE AND RETURNED.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD, USING THE
ENCLOSED ENVELOPE.


                                     Date:_____________________________, 1997



                                      ________________________________________
                                           Signature


                                      ________________________________________
                                           Signature

                                                        NOTE:  Signature(s)
                                         should match name(s) as printed on this
                                         proxy.  If shares are held in name of
                                         custodian for a minor or as trustee,
                                         executor, or administrator, this proxy
                                         must be signed by such custodian,
                                         trustee, executor or administrator, as
                                         the case may be.  Please indicate such
                                         fiduciary title.


                            DAVIS FINANCIAL FUND

              Proxy Solicited on Behalf of the Board of Directors

      The undersigned acknowledges receipt of the Proxy Statement and hereby appoints Carl Luff, Eileen Street, Andrew Davis and each of them, the proxies of the undersigned with full power of substitution to vote at the Special Meeting of Shareholders of Davis Financial Fund to be held at 124 East Marcy Street, Santa Fe, New Mexico on Tuesday, March 25, 1997 at 10:00 A.M. Mountain time, and at any adjournments thereof, all of said fund's shares the undersigned is entitled to vote as follows:

      This proxy will be voted as specified herein. If no specification is made, it will be voted FOR the proposals.

1.                                PROPOSED SUB-ADVISORY AGREEMENT.

    FOR               AGAINST           ABSTAIN




2.                                ELECTION OF CHRISTIAN R. SONNE, LeROY E.
                                  HOFFBERGER, EUGENE FEINBLATT AND JEREMY H.
                                  BIGGS

    FOR               AGAINST           ABSTAIN



TO VALIDATE YOUR PROXY, THIS CARD MUST BE PROPERLY SIGNED AND
DATED ON REVERSE SIDE AND RETURNED.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD, USING THE
ENCLOSED ENVELOPE.

                                       Date:_____________________________, 1997



                                       ________________________________________
                                             Signature


                                       ________________________________________
                                             Signature

                                                         NOTE:  Signature(s)
                                         should match name(s) as printed on
                                         this proxy.  If shares are held in
                                         name of custodian for a minor or as
                                         trustee, executor, or administrator,
                                         this proxy must be signed by such
                                         custodian, trustee, executor or
                                         administrator, as the case may be.
                                         Please indicate such fiduciary title.



                         DAVIS CONVERTIBLE SECURITIES FUND

                Proxy Solicited on Behalf of the Board of Directors

      The undersigned acknowledges receipt of the Proxy Statement and hereby appoints Carl Luff, Eileen Street, Andrew Davis and each of them, the proxies of the undersigned with full power of substitution to vote at the Special Meeting of Shareholders of Davis Convertible Securities Fund to be held at 124 East Marcy Street, Santa Fe, New Mexico on Tuesday, March 25, 1997 at 10:00 A.M. Mountain time, and at any adjournments thereof, all of said fund's shares the undersigned is entitled to vote as follows:

      This proxy will be voted as specified herein. If no specification is made, it will be voted FOR the proposals.

1.                               PROPOSED SUB-ADVISORY AGREEMENT.

    FOR               AGAINST           ABSTAIN




2.                               ELECTION OF CHRISTIAN R. SONNE, LeROY E.
                                 HOFFBERGER, EUGENE FEINBLATT AND JEREMY H.
                                 BIGGS

    FOR               AGAINST           ABSTAIN



TO VALIDATE YOUR PROXY, THIS CARD MUST BE PROPERLY SIGNED AND
DATED ON REVERSE SIDE AND RETURNED.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD, USING THE
ENCLOSED ENVELOPE.


                                    Date:_____________________________, 1997



                                    ________________________________________
                                          Signature


                                    ________________________________________
                                          Signature

                                                      NOTE:  Signature(s)
                                       should match name(s) as printed
                                       on this proxy.  If shares are held
                                       in name of custodian for a minor or
                                       as trustee, executor, or administrator,
                                       this proxy must be signed by such
                                       custodian, trustee, executor or
                                       administrator, as the case may be.
                                       Please indicate such fiduciary title.



                               DAVIS REAL ESTATE FUND

                Proxy Solicited on Behalf of the Board of Directors

      The undersigned acknowledges receipt of the Proxy Statement and hereby appoints Carl Luff, Eileen Street, Andrew Davis and each of them, the proxies of the undersigned with full power of substitution to vote at the Special Meeting of Shareholders of Davis Real Estate Fund to be held at 124 East Marcy Street, Santa Fe, New Mexico on Tuesday, March 25, 1997 at 10:00 A.M. Mountain time, and at any adjournments thereof, all of said fund's shares the undersigned is entitled to vote as follows:

      This proxy will be voted as specified herein. If no specification is made, it will be voted FOR the proposals.

1.                                PROPOSED SUB-ADVISORY AGREEMENT.

    FOR               AGAINST           ABSTAIN




2.                                ELECTION OF CHRISTIAN R. SONNE, LeROY E.
                                  HOFFBERGER, EUGENE FEINBLATT AND JEREMY H.
                                  BIGGS

    FOR               AGAINST           ABSTAIN



TO VALIDATE YOUR PROXY, THIS CARD MUST BE PROPERLY SIGNED AND
DATED ON REVERSE SIDE AND RETURNED.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD, USING THE
ENCLOSED ENVELOPE.

                                   Date:_____________________________, 1997



                                   ________________________________________
                                          Signature


                                   ________________________________________
                                          Signature

                                                       NOTE:  Signature(s)
                                      should match name(s) as printed on
                                      this proxy.  If shares are held in
                                      name of custodian for a minor or as
                                      trustee, executor, or administrator,
                                      this proxy must be signed by such
                                      custodian, trustee, executor or
                                      administrator, as the case may be.
                                      Please indicate such fiduciary title.